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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) 4/28/06

                                  Veritec, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        000-15113                95-3954373
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       Incorporation)                                        Identification No.)

2445 Winnetka Avenue North, Golden Valley, MN                            55427
   (Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code (763) 253-2670

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (C) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP

(b) On December 16, 2005, the United States Bankruptcy Court for the District of Minnesota entered an order converting the registrant's bankruptcy from a Chapter 11 proceeding to a proceeding under Chapter 7 of the Bankruptcy Code (Bankruptcy No. 05-41161). On March 8, 2006, the United States Bankruptcy Court for the District of Minnesota entered an order reconverting the case back to Chapter 11 and allowed the Registrant to continue in business as a debtor in possession.

On April 26, 2006 the United States Bankruptcy Court for the District of Minnesota confirmed the registrant's plan of reorganization and determined that all requirements to confirmation had been satisfied. The order confirming the Plan of Reorganization is filed as Exhibit 2.1.

The reorganization plan calls for payment in full of all allowed claims and payment of one hundred percent (100%) of negotiated settlements with certain creditors to be made on or before May 26, 2006. The registrant estimates unsecured claims not subject to negotiation to be approximately $236,000. The registrant at this time is disputing claims of approximately $56,000. Total negotiated claims are $320,000. Additional court fees, professional and administrative services will be paid with the approval of the court. The Plan of Reorganization is filed as Exhibit 2.2.

At April 26, 2006, the registrant had total assets of $1,580,872.00, including $1,404,523.00 in cash. The registrant's total liabilities were $691,011, including current liabilities of $468,124.00. The balance sheet in the form submitted to the Court at the time of confirmation of the plan of reorganization is filed as Exhibit 99.1.

The reorganization plan does not impair the interest of the current stockholders. At April 26, 2006, there were 15,079,000 outstanding shares of common stock held of record by 829 stockholders.

Item 9.1 Financial Statements and Exhibits.

(c)  Exhibits

     2.1 Order and Notice Confirming Plan and Fixing Time Limits, dated April 26, 2006

     2.2  Debtor's Third Modified Plan of Reorganization filed

     99.1 Unaudited balance sheet of registrant at April 26, 2006

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 1, 2006                       By /s/ Van Thuy Tran
                                           -------------------------------------
                                        Its Chief Executive Officer